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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2004


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                      0-19724              33-0311631
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 (State or other jurisdiction of       (Commission          (IRS Employer
  incorporation or organization)       File Number)       Identification No.)



  10655 Sorrento Valley Road, San Diego, California            92121
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      (Address of principal executive offices)               (Zip Code)



  Registrant's telephone number, including area code:   (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.


      On April 8, 2004, Protein Polymer Technologies, Inc. (the "Registrant") issued a press release announcing the appointment of Donald S. Kaplan, Ph.D. as President and a Chief Operating Officer of the Registrant. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

           99.1         Press  Release of  Protein  Polymer  Technologies,  Inc.
                        dated April 8, 2004


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PROTEIN POLYMER TECHNOLOGIES, INC.,
                                 a Delaware corporation


Date: April 8, 2004              By: /s/ J. Thomas Parmeter
                                    --------------------------------------------
                                    J. Thomas Parmeter
                                    Chairman of the Board, President and
                                    Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit No.          Description
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99.1                 Press Release of Protein Polymer Technologies, Inc. dated
                     April 8, 2004